Exhibit 10.10
LOCK-UP AGREEMENT

China Shenghuo Pharmaceutical Holdings, Inc.
No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China

The undersigned, being a shareholder of China Shenghuo Pharmaceutical Holdings, Inc. (formerly known as SRKP 8, Inc. and referred to herein as the “Company”) and receiving his/her/its shares as an investor in the Company’s private offering that closed on August 31, 2006 (the “Private Offering”), hereby delivers this Lock-up Agreement to the Company.

The undersigned recognizes that it is in the best financial interests of the Company and of the undersigned, as a shareholder of the Company, that the Company Common Stock, par value $0.0001 (the “Company Common Stock”) received by the undersigned pursuant to the Private Offering be subject to certain restrictions and hereby agrees as follows:

Other than as set forth below, the undersigned shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any shares of the Company Common Stock received by the undersigned in the Private Offering, or (ii) any interest (including, without limitation, an option to buy or sell) in any such shares of the Company Common Stock, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any shares of the Company Common Stock received by the undersigned in the Private Offering or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”).

One-ninth of the undersigned’s shares of the Company’s Common Stock acquired in the Private Offering shall be released from the Lock-Up Restrictions on the date that is one month subsequent to the date on which the Company’s Common Stock begins to be listed or quoted on either the New York Stock Exchange, American Stock Exchange, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the “Initial Release Date”), and the undersigned’s shares will automatically be released from the Lock-Up Restrictions on a monthly basis after the Initial Release Date on a pro rata over the next eight months, until all of the shares are released from the Lock-Up Restrictions.

The certificates evidencing the Company Common Stock received by the undersigned in the Private Offering bear a legend as set forth below and such legend shall remain during the term of this Lock Up Agreement as set forth above:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC., A DELAWARE CORPORATION, AND THE HOLDER HEREOF (THE “LOCK-UP AGREEMENT”), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF PRIOR TO THAT CERTAIN TIME PERIOD DETAILED IN THE LOCK-UP AGREEMENT. THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON THE EXPIRATION OF THE TIME PERIOD SPECIFIED IN THE LOCK-UP AGREEMENT. A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

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IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

_________________________________________
Printed Name of Holder

Signature _______________________________________

By: ____________________________________________

Title (if applicable): ________________________________